EXHIBIT 99.1 - Notices of Private Disposition of Collateral
April 8, 2013
VIA CERTIFIED MAIL NO. 7011 3500 0000 3208 0378,
REGULAR U.S. MAIL AND EMAIL: dheins@cpicorp.com
CPI Corp.
1706 Washington Avenue
St. Louis, MO 63103
Attn: Dale Heins, Treasurer

NOTICE OF PRIVATE DISPOSITION OF COLLATERAL UNDER SECTION 9-611 OF THE UNIFORM COMMERCIAL CODE
Names of Debtors: CPI Corp.
Consumer Programs Incorporated
CPI Canadian Holdings, Inc.
CPI Images, L.L.C.
CPI International Holdings, Inc.
Texas Portraits L.P.
Centrics Technology, Inc.
Image Source Inc.
Bella Pictures Holdings, LLC
Sandy Realty Holdings, LLC (collectively, the “Debtors”, and each separately, a “Debtor”)
Bank of America, N.A. is the Administrative Agent for the Lenders (collectively, the “Secured Party”) under that certain Credit Agreement dated August 30, 2010 with CPI Corp. (as amended, the “Credit Agreement”). Pursuant to that certain Guaranty and Collateral Agreement dated August 30, 2010 (as amended, the “Security Agreement”), each Debtor granted the Secured Party a security interest in all of its Collateral (as defined in the Security Agreement). The Debtors are in default of their obligations under the Credit Agreement and the Security Agreement.

This notice is being sent to you pursuant to Section 9-611 of the Uniform Commercial Code (the “UCC”). The Secured Party intends to foreclose upon its security interest in the Collateral described on Exhibit A hereto (the “Sale Collateral”) by private sale of the Sale Collateral conducted on or after April 18, 2013 (the “Sale”). The Secured Party reserves the right to sell the Sale Collateral in a single lot or in multiple lots, by way of one or more contracts, and on such terms and conditions as are agreed upon between the Secured Party and any purchaser of the Sale Collateral. The Secured Party reserves the right to add to, withdraw or otherwise modify or amend in any respect whatsoever all or any portion of the Sale Collateral listed in Exhibit A as being subject to the Sale, for any reason whatsoever.

You are entitled to an accounting of the unpaid indebtedness secured by the property that the Secured Party intends to sell. The Secured Party's charge for an accounting shall be in an amount equal to its costs and expenses (including attorney fees) incurred as a result of providing such accounting. You may request an accounting by calling Colin McClary at (312) 904-1296.

Except to the extent that such right is waived, the Debtors, any secondary obligor, or any other secured party or lienholder has the right to redeem the Sale Collateral at any time before the Secured Party has disposed of the Sale Collateral or entered into a contract for its disposition by tendering payment of all indebtedness secured by the Sale Collateral as well as any expenses reasonably incurred by the Secured Party in retaking, holding and preparing the Sale Collateral for disposition, in arranging for the Sale, and, to the extent provided in the Security Agreement and not prohibited by law, the Secured Party's reasonable attorneys' fees and legal expenses. If the proceeds of the Sale are less than the amount owed to Secured Party by the Debtors, the Secured Party will seek to recover such amount from the Debtors and/or any secondary obligators in accordance with applicable law.

By selling and purchasing the Sale Collateral pursuant to the private Sale referenced herein, neither the Secured Party nor any purchaser of the Sale Collateral shall assume any liability or obligation whatsoever regarding any debts, expenses or liabilities of the Debtors or any other person or entity, and all such debts, expenses and liabilities shall not be assumed or deemed to be assumed by the Secured Party or any purchaser. Neither the Secured Party nor any purchaser shall be, or shall be deemed to be, a “successor” of or to any Debtor any other person or entity for any purpose.

The Secured Party reserves all of its rights and remedies, of any and every type or nature whatsoever, against the Debtors and all other persons and entities for any and all deficiencies under any obligations remaining due to the Secured Party after the Sale. The private Sale referenced herein is not intended to be, nor shall it be deemed to be, a “strict foreclosure” or “acceptance of collateral in full or partial satisfaction of obligation” as set forth in Section 9-620 of the UCC.

BANK OF AMERICA, N.A., as Administrative Agent for the Lenders
By:
David Unseth, Esq.
Bryan Cave LLP
211 N. Broadway, Suite 3600
St. Louis, MO 63102
Phone: (314) 259-2000
Its Attorney
Copy to:
VIA CERTIFIED MAIL NO. 7011 3500 0000 3208 0385,
REGULAR U.S. MAIL AND EMAIL: jnelson@cpicorp.com
CPI Corp.
1706 Washington Avenue
St. Louis, MO 63103
Attn: Jane Nelson, General Counsel

EXHIBIT A (Description of Sale Collateral)
All “equipment” (as that term is defined in Section 9-102(a)(33) of the UCC) located in the United States and Puerto Rico.
All “fixtures” (as that term is defined in Section 9-102(a)(41) of the UCC) located in the United States and Puerto Rico.
All “general intangibles” (as that term is defined in Section 9-102(a)(42) of the UCC).
All “inventory” (as that term is defined in Section 9-102(a)(48) of the UCC) located in the United States and Puerto Rico.

April 8, 2013
VIA CERTIFIED MAIL NO. 7011 3500 0000 3208 0392,
REGULAR U.S. MAIL AND EMAIL: dheins@cpicorp.com
Consumer Programs Incorporated
1706 Washington Avenue
St. Louis, MO 63103
Attn: Dale Heins, Treasurer

NOTICE OF PRIVATE DISPOSITION OF COLLATERAL UNDER SECTION 9-611 OF THE UNIFORM COMMERCIAL CODE
Names of Debtors: CPI Corp.
Consumer Programs Incorporated
CPI Canadian Holdings, Inc.
CPI Images, L.L.C.
CPI International Holdings, Inc.
Texas Portraits L.P.
Centrics Technology, Inc.
Image Source Inc.
Bella Pictures Holdings, LLC
Sandy Realty Holdings, LLC (collectively, the “Debtors”, and each separately, a “Debtor”)
Bank of America, N.A. is the Administrative Agent for the Lenders (collectively, the “Secured Party”) under that certain Credit Agreement dated August 30, 2010 with CPI Corp. (as amended, the “Credit Agreement”). Pursuant to that certain Guaranty and Collateral Agreement dated August 30, 2010 (as amended, the “Security Agreement”), each Debtor granted the Secured Party a security interest in all of its Collateral (as defined in the Security Agreement). The Debtors are in default of their obligations under the Credit Agreement and the Security Agreement.
This notice is being sent to you pursuant to Section 9-611 of the Uniform Commercial Code (the “UCC”). The Secured Party intends to foreclose upon its security interest in the Collateral described on Exhibit A hereto (the “Sale Collateral”) by private sale of the Sale Collateral conducted on or after April 18, 2013 (the “Sale”). The Secured Party reserves the right to sell the Sale Collateral in a single lot or in multiple lots, by way of one or more contracts, and on such terms and conditions as are agreed upon between the Secured Party and any purchaser of the Sale Collateral. The Secured Party reserves the right to add to, withdraw or otherwise modify or amend in any respect whatsoever all or any portion of the Sale Collateral listed in Exhibit A as being subject to the Sale, for any reason whatsoever.
You are entitled to an accounting of the unpaid indebtedness secured by the property that the Secured Party intends to sell. The Secured Party's charge for an accounting shall be in an amount equal to its costs and expenses (including attorney fees) incurred as a result of providing such accounting. You may request an accounting by calling Colin McClary at (312) 904-1296.

Except to the extent that such right is waived, the Debtors, any secondary obligor, or any other secured party or lienholder has the right to redeem the Sale Collateral at any time before the Secured Party has disposed of the Sale Collateral or entered into a contract for its disposition by tendering payment of all indebtedness secured by the Sale Collateral as well as any expenses reasonably incurred by the Secured Party in retaking, holding and preparing the Sale Collateral for disposition, in arranging for the Sale, and, to the extent provided in the Security Agreement and not prohibited by law, the Secured Party's reasonable attorneys' fees and legal expenses. If the proceeds of the Sale are less than the amount owed to Secured Party by the Debtors, the Secured Party will seek to recover such amount from the Debtors and/or any secondary obligators in accordance with applicable law.
By selling and purchasing the Sale Collateral pursuant to the private Sale referenced herein, neither the Secured Party nor any purchaser of the Sale Collateral shall assume any liability or obligation whatsoever regarding any debts, expenses or liabilities of the Debtors or any other person or entity, and all such debts, expenses and liabilities shall not be assumed or deemed to be assumed by the Secured Party or any purchaser. Neither the Secured Party nor any purchaser shall be, or shall be deemed to be, a “successor” of or to any Debtor any other person or entity for any purpose.
The Secured Party reserves all of its rights and remedies, of any and every type or nature whatsoever, against the Debtors and all other persons and entities for any and all deficiencies under any obligations remaining due to the Secured Party after the Sale. The private Sale referenced herein is not intended to be, nor shall it be deemed to be, a “strict foreclosure” or “acceptance of collateral in full or partial satisfaction of obligation” as set forth in Section 9-620 of the UCC.
BANK OF AMERICA, N.A., as Administrative Agent for the Lenders
By:
David Unseth, Esq.
Bryan Cave LLP
211 N. Broadway, Suite 3600
St. Louis, MO 63102
Phone: (314) 259-2000
Its Attorney
Copy to:
VIA CERTIFIED MAIL NO. 7011 3500 0000 3208 0408,
REGULAR U.S. MAIL AND EMAIL: jnelson@cpicorp.com
Consumer Programs Incorporated
1706 Washington Avenue
St. Louis, MO 63103
Attn: Jane Nelson, General Counsel

EXHIBIT A (Description of Sale Collateral)
All “equipment” (as that term is defined in Section 9-102(a)(33) of the UCC) located in the United States and Puerto Rico.
All “fixtures” (as that term is defined in Section 9-102(a)(41) of the UCC) located in the United States and Puerto Rico.
All “general intangibles” (as that term is defined in Section 9-102(a)(42) of the UCC).
All “inventory” (as that term is defined in Section 9-102(a)(48) of the UCC) located in the United States and Puerto Rico.

April 8, 2013
VIA CERTIFIED MAIL NO. 7011 3500 0000 3208 0415,
REGULAR U.S. MAIL AND EMAIL: dheins@cpicorp.com
CPI Canadian Holdings, Inc.
1706 Washington Avenue
St. Louis, MO 63103
Attn: Dale Heins, Treasurer

NOTICE OF PRIVATE DISPOSITION OF COLLATERAL UNDER SECTION 9-611 OF THE UNIFORM COMMERCIAL CODE
Names of Debtors: CPI Corp.
Consumer Programs Incorporated
CPI Canadian Holdings, Inc.
CPI Images, L.L.C.
CPI International Holdings, Inc.
Texas Portraits L.P.
Centrics Technology, Inc.
Image Source Inc.
Bella Pictures Holdings, LLC
Sandy Realty Holdings, LLC (collectively, the “Debtors”, and each separately, a “Debtor”)
Bank of America, N.A. is the Administrative Agent for the Lenders (collectively, the “Secured Party”) under that certain Credit Agreement dated August 30, 2010 with CPI Corp. (as amended, the “Credit Agreement”). Pursuant to that certain Guaranty and Collateral Agreement dated August 30, 2010 (as amended, the “Security Agreement”), each Debtor granted the Secured Party a security interest in all of its Collateral (as defined in the Security Agreement). The Debtors are in default of their obligations under the Credit Agreement and the Security Agreement.
This notice is being sent to you pursuant to Section 9-611 of the Uniform Commercial Code (the “UCC”). The Secured Party intends to foreclose upon its security interest in the Collateral described on Exhibit A hereto (the “Sale Collateral”) by private sale of the Sale Collateral conducted on or after April 18, 2013 (the “Sale”). The Secured Party reserves the right to sell the Sale Collateral in a single lot or in multiple lots, by way of one or more contracts, and on such terms and conditions as are agreed upon between the Secured Party and any purchaser of the Sale Collateral. The Secured Party reserves the right to add to, withdraw or otherwise modify or amend in any respect whatsoever all or any portion of the Sale Collateral listed in Exhibit A as being subject to the Sale, for any reason whatsoever.
You are entitled to an accounting of the unpaid indebtedness secured by the property that the Secured Party intends to sell. The Secured Party's charge for an accounting shall be in an amount equal to its costs and expenses (including attorney fees) incurred as a result of providing such accounting. You may request an accounting by calling Colin McClary at (312) 904-1296.

Except to the extent that such right is waived, the Debtors, any secondary obligor, or any other secured party or lienholder has the right to redeem the Sale Collateral at any time before the Secured Party has disposed of the Sale Collateral or entered into a contract for its disposition by tendering payment of all indebtedness secured by the Sale Collateral as well as any expenses reasonably incurred by the Secured Party in retaking, holding and preparing the Sale Collateral for disposition, in arranging for the Sale, and, to the extent provided in the Security Agreement and not prohibited by law, the Secured Party's reasonable attorneys' fees and legal expenses. If the proceeds of the Sale are less than the amount owed to Secured Party by the Debtors, the Secured Party will seek to recover such amount from the Debtors and/or any secondary obligators in accordance with applicable law.
By selling and purchasing the Sale Collateral pursuant to the private Sale referenced herein, neither the Secured Party nor any purchaser of the Sale Collateral shall assume any liability or obligation whatsoever regarding any debts, expenses or liabilities of the Debtors or any other person or entity, and all such debts, expenses and liabilities shall not be assumed or deemed to be assumed by the Secured Party or any purchaser. Neither the Secured Party nor any purchaser shall be, or shall be deemed to be, a “successor” of or to any Debtor any other person or entity for any purpose.
The Secured Party reserves all of its rights and remedies, of any and every type or nature whatsoever, against the Debtors and all other persons and entities for any and all deficiencies under any obligations remaining due to the Secured Party after the Sale. The private Sale referenced herein is not intended to be, nor shall it be deemed to be, a “strict foreclosure” or “acceptance of collateral in full or partial satisfaction of obligation” as set forth in Section 9-620 of the UCC.
BANK OF AMERICA, N.A., as Administrative Agent for the Lenders
By:
David Unseth, Esq.
Bryan Cave LLP
211 N. Broadway, Suite 3600
St. Louis, MO 63102
Phone: (314) 259-2000
Its Attorney
Copy to:
VIA CERTIFIED MAIL NO. 7011 3500 0000 3208 0422,
REGULAR U.S. MAIL AND EMAIL: jnelson@cpicorp.com
CPI Canadian Holdings, Inc.
1706 Washington Avenue
St. Louis, MO 63103
Attn: Jane Nelson, General Counsel

EXHIBIT A (Description of Sale Collateral)
All “equipment” (as that term is defined in Section 9-102(a)(33) of the UCC) located in the United States and Puerto Rico.
All “fixtures” (as that term is defined in Section 9-102(a)(41) of the UCC) located in the United States and Puerto Rico.
All “general intangibles” (as that term is defined in Section 9-102(a)(42) of the UCC).
All “inventory” (as that term is defined in Section 9-102(a)(48) of the UCC) located in the United States and Puerto Rico.

April 8, 2013
VIA CERTIFIED MAIL NO. 7011 3500 0000 3208 0439,
REGULAR U.S. MAIL AND EMAIL: dheins@cpicorp.com
CPI Images, L.L.C.
1706 Washington Avenue
St. Louis, MO 63103
Attn: Dale Heins, Treasurer

NOTICE OF PRIVATE DISPOSITION OF COLLATERAL UNDER SECTION 9-611 OF THE UNIFORM COMMERCIAL CODE
Names of Debtors: CPI Corp.
Consumer Programs Incorporated
CPI Canadian Holdings, Inc.
CPI Images, L.L.C.
CPI International Holdings, Inc.
Texas Portraits L.P.
Centrics Technology, Inc.
Image Source Inc.
Bella Pictures Holdings, LLC
Sandy Realty Holdings, LLC (collectively, the “Debtors”, and each separately, a “Debtor”)
Bank of America, N.A. is the Administrative Agent for the Lenders (collectively, the “Secured Party”) under that certain Credit Agreement dated August 30, 2010 with CPI Corp. (as amended, the “Credit Agreement”). Pursuant to that certain Guaranty and Collateral Agreement dated August 30, 2010 (as amended, the “Security Agreement”), each Debtor granted the Secured Party a security interest in all of its Collateral (as defined in the Security Agreement). The Debtors are in default of their obligations under the Credit Agreement and the Security Agreement.
This notice is being sent to you pursuant to Section 9-611 of the Uniform Commercial Code (the “UCC”). The Secured Party intends to foreclose upon its security interest in the Collateral described on Exhibit A hereto (the “Sale Collateral”) by private sale of the Sale Collateral conducted on or after April 18, 2013 (the “Sale”). The Secured Party reserves the right to sell the Sale Collateral in a single lot or in multiple lots, by way of one or more contracts, and on such terms and conditions as are agreed upon between the Secured Party and any purchaser of the Sale Collateral. The Secured Party reserves the right to add to, withdraw or otherwise modify or amend in any respect whatsoever all or any portion of the Sale Collateral listed in Exhibit A as being subject to the Sale, for any reason whatsoever.
You are entitled to an accounting of the unpaid indebtedness secured by the property that the Secured Party intends to sell. The Secured Party's charge for an accounting shall be in an amount equal to its costs and expenses (including attorney fees) incurred as a result of providing such accounting. You may request an accounting by calling Colin McClary at (312) 904-1296.

Except to the extent that such right is waived, the Debtors, any secondary obligor, or any other secured party or lienholder has the right to redeem the Sale Collateral at any time before the Secured Party has disposed of the Sale Collateral or entered into a contract for its disposition by tendering payment of all indebtedness secured by the Sale Collateral as well as any expenses reasonably incurred by the Secured Party in retaking, holding and preparing the Sale Collateral for disposition, in arranging for the Sale, and, to the extent provided in the Security Agreement and not prohibited by law, the Secured Party's reasonable attorneys' fees and legal expenses. If the proceeds of the Sale are less than the amount owed to Secured Party by the Debtors, the Secured Party will seek to recover such amount from the Debtors and/or any secondary obligators in accordance with applicable law.
By selling and purchasing the Sale Collateral pursuant to the private Sale referenced herein, neither the Secured Party nor any purchaser of the Sale Collateral shall assume any liability or obligation whatsoever regarding any debts, expenses or liabilities of the Debtors or any other person or entity, and all such debts, expenses and liabilities shall not be assumed or deemed to be assumed by the Secured Party or any purchaser. Neither the Secured Party nor any purchaser shall be, or shall be deemed to be, a “successor” of or to any Debtor any other person or entity for any purpose.
The Secured Party reserves all of its rights and remedies, of any and every type or nature whatsoever, against the Debtors and all other persons and entities for any and all deficiencies under any obligations remaining due to the Secured Party after the Sale. The private Sale referenced herein is not intended to be, nor shall it be deemed to be, a “strict foreclosure” or “acceptance of collateral in full or partial satisfaction of obligation” as set forth in Section 9-620 of the UCC.
BANK OF AMERICA, N.A., as Administrative Agent for the Lenders
By:
David Unseth, Esq.
Bryan Cave LLP
211 N. Broadway, Suite 3600
St. Louis, MO 63102
Phone: (314) 259-2000
Its Attorney
Copy to:

VIA CERTIFIED MAIL NO. 0446,
REGULAR U.S. MAIL AND EMAIL: jnelson@cpicorp.com
CPI Images, L.L.C.
1706 Washington Avenue
St. Louis, MO 63103
Attn: Jane Nelson, General Counsel

EXHIBIT A (Description of Sale Collateral)
All “equipment” (as that term is defined in Section 9-102(a)(33) of the UCC) located in the United States and Puerto Rico.
All “fixtures” (as that term is defined in Section 9-102(a)(41) of the UCC) located in the United States and Puerto Rico.
All “general intangibles” (as that term is defined in Section 9-102(a)(42) of the UCC).
All “inventory” (as that term is defined in Section 9-102(a)(48) of the UCC) located in the United States and Puerto Rico.

April 8, 2013
VIA CERTIFIED MAIL NO. 7011 3500 0000 3208 0453,
REGULAR U.S. MAIL AND EMAIL: dheins@cpicorp.com
CPI International Holdings, Inc.
1706 Washington Avenue
St. Louis, MO 63103
Attn: Dale Heins, Treasurer

NOTICE OF PRIVATE DISPOSITION OF COLLATERAL UNDER SECTION 9-611 OF THE UNIFORM COMMERCIAL CODE
Names of Debtors: CPI Corp.
Consumer Programs Incorporated
CPI Canadian Holdings, Inc.
CPI Images, L.L.C.
CPI International Holdings, Inc.
Texas Portraits L.P.
Centrics Technology, Inc.
Image Source Inc.
Bella Pictures Holdings, LLC
Sandy Realty Holdings, LLC (collectively, the “Debtors”, and each separately, a “Debtor”)
Bank of America, N.A. is the Administrative Agent for the Lenders (collectively, the “Secured Party”) under that certain Credit Agreement dated August 30, 2010 with CPI Corp. (as amended, the “Credit Agreement”). Pursuant to that certain Guaranty and Collateral Agreement dated August 30, 2010 (as amended, the “Security Agreement”), each Debtor granted the Secured Party a security interest in all of its Collateral (as defined in the Security Agreement). The Debtors are in default of their obligations under the Credit Agreement and the Security Agreement.
This notice is being sent to you pursuant to Section 9-611 of the Uniform Commercial Code (the “UCC”). The Secured Party intends to foreclose upon its security interest in the Collateral described on Exhibit A hereto (the “Sale Collateral”) by private sale of the Sale Collateral conducted on or after April 18, 2013 (the “Sale”). The Secured Party reserves the right to sell the Sale Collateral in a single lot or in multiple lots, by way of one or more contracts, and on such terms and conditions as are agreed upon between the Secured Party and any purchaser of the Sale Collateral. The Secured Party reserves the right to add to, withdraw or otherwise modify or amend in any respect whatsoever all or any portion of the Sale Collateral listed in Exhibit A as being subject to the Sale, for any reason whatsoever.
You are entitled to an accounting of the unpaid indebtedness secured by the property that the Secured Party intends to sell. The Secured Party's charge for an accounting shall be in an amount equal to its costs and expenses (including attorney fees) incurred as a result of providing such accounting. You may request an accounting by calling Colin McClary at (312) 904-1296.

Except to the extent that such right is waived, the Debtors, any secondary obligor, or any other secured party or lienholder has the right to redeem the Sale Collateral at any time before the Secured Party has disposed of the Sale Collateral or entered into a contract for its disposition by tendering payment of all indebtedness secured by the Sale Collateral as well as any expenses reasonably incurred by the Secured Party in retaking, holding and preparing the Sale Collateral for disposition, in arranging for the Sale, and, to the extent provided in the Security Agreement and not prohibited by law, the Secured Party's reasonable attorneys' fees and legal expenses. If the proceeds of the Sale are less than the amount owed to Secured Party by the Debtors, the Secured Party will seek to recover such amount from the Debtors and/or any secondary obligators in accordance with applicable law.
By selling and purchasing the Sale Collateral pursuant to the private Sale referenced herein, neither the Secured Party nor any purchaser of the Sale Collateral shall assume any liability or obligation whatsoever regarding any debts, expenses or liabilities of the Debtors or any other person or entity, and all such debts, expenses and liabilities shall not be assumed or deemed to be assumed by the Secured Party or any purchaser. Neither the Secured Party nor any purchaser shall be, or shall be deemed to be, a “successor” of or to any Debtor any other person or entity for any purpose.
The Secured Party reserves all of its rights and remedies, of any and every type or nature whatsoever, against the Debtors and all other persons and entities for any and all deficiencies under any obligations remaining due to the Secured Party after the Sale. The private Sale referenced herein is not intended to be, nor shall it be deemed to be, a “strict foreclosure” or “acceptance of collateral in full or partial satisfaction of obligation” as set forth in Section 9-620 of the UCC.
BANK OF AMERICA, N.A., as Administrative Agent for the Lenders
By:
David Unseth, Esq.
Bryan Cave LLP
211 N. Broadway, Suite 3600
St. Louis, MO 63102
Phone: (314) 259-2000
Its Attorney
Copy to:
VIA CERTIFIED MAIL NO. 7011 3500 0000 3208 0460,
REGULAR U.S. MAIL AND EMAIL: jnelson@cpicorp.com
CPI International Holdings, Inc.
1706 Washington Avenue
St. Louis, MO 63103
Attn: Jane Nelson, General Counsel

EXHIBIT A (Description of Sale Collateral)
All “equipment” (as that term is defined in Section 9-102(a)(33) of the UCC) located in the United States and Puerto Rico.
All “fixtures” (as that term is defined in Section 9-102(a)(41) of the UCC) located in the United States and Puerto Rico.
All “general intangibles” (as that term is defined in Section 9-102(a)(42) of the UCC).
All “inventory” (as that term is defined in Section 9-102(a)(48) of the UCC) located in the United States and Puerto Rico.

April 8, 2013
VIA CERTIFIED MAIL NO. 7011 3500 0000 3208 0477,
REGULAR U.S. MAIL AND EMAIL: dheins@cpicorp.com
Texas Portraits, L.P.
1706 Washington Avenue
St. Louis, MO 63103
Attn: Dale Heins, Treasurer

NOTICE OF PRIVATE DISPOSITION OF COLLATERAL UNDER SECTION 9-611 OF THE UNIFORM COMMERCIAL CODE
Names of Debtors: CPI Corp.
Consumer Programs Incorporated
CPI Canadian Holdings, Inc.
CPI Images, L.L.C.
CPI International Holdings, Inc.
Texas Portraits L.P.
Centrics Technology, Inc.
Image Source Inc.
Bella Pictures Holdings, LLC
Sandy Realty Holdings, LLC (collectively, the “Debtors”, and each separately, a “Debtor”)
Bank of America, N.A. is the Administrative Agent for the Lenders (collectively, the “Secured Party”) under that certain Credit Agreement dated August 30, 2010 with CPI Corp. (as amended, the “Credit Agreement”). Pursuant to that certain Guaranty and Collateral Agreement dated August 30, 2010 (as amended, the “Security Agreement”), each Debtor granted the Secured Party a security interest in all of its Collateral (as defined in the Security Agreement). The Debtors are in default of their obligations under the Credit Agreement and the Security Agreement.
This notice is being sent to you pursuant to Section 9-611 of the Uniform Commercial Code (the “UCC”). The Secured Party intends to foreclose upon its security interest in the Collateral described on Exhibit A hereto (the “Sale Collateral”) by private sale of the Sale Collateral conducted on or after April 18, 2013 (the “Sale”). The Secured Party reserves the right to sell the Sale Collateral in a single lot or in multiple lots, by way of one or more contracts, and on such terms and conditions as are agreed upon between the Secured Party and any purchaser of the Sale Collateral. The Secured Party reserves the right to add to, withdraw or otherwise modify or amend in any respect whatsoever all or any portion of the Sale Collateral listed in Exhibit A as being subject to the Sale, for any reason whatsoever.
You are entitled to an accounting of the unpaid indebtedness secured by the property that the Secured Party intends to sell. The Secured Party's charge for an accounting shall be in an amount equal to its costs and expenses (including attorney fees) incurred as a result of providing such accounting. You may request an accounting by calling Colin McClary at (312) 904-1296.

Except to the extent that such right is waived, the Debtors, any secondary obligor, or any other secured party or lienholder has the right to redeem the Sale Collateral at any time before the Secured Party has disposed of the Sale Collateral or entered into a contract for its disposition by tendering payment of all indebtedness secured by the Sale Collateral as well as any expenses reasonably incurred by the Secured Party in retaking, holding and preparing the Sale Collateral for disposition, in arranging for the Sale, and, to the extent provided in the Security Agreement and not prohibited by law, the Secured Party's reasonable attorneys' fees and legal expenses. If the proceeds of the Sale are less than the amount owed to Secured Party by the Debtors, the Secured Party will seek to recover such amount from the Debtors and/or any secondary obligators in accordance with applicable law.
By selling and purchasing the Sale Collateral pursuant to the private Sale referenced herein, neither the Secured Party nor any purchaser of the Sale Collateral shall assume any liability or obligation whatsoever regarding any debts, expenses or liabilities of the Debtors or any other person or entity, and all such debts, expenses and liabilities shall not be assumed or deemed to be assumed by the Secured Party or any purchaser. Neither the Secured Party nor any purchaser shall be, or shall be deemed to be, a “successor” of or to any Debtor any other person or entity for any purpose.
The Secured Party reserves all of its rights and remedies, of any and every type or nature whatsoever, against the Debtors and all other persons and entities for any and all deficiencies under any obligations remaining due to the Secured Party after the Sale. The private Sale referenced herein is not intended to be, nor shall it be deemed to be, a “strict foreclosure” or “acceptance of collateral in full or partial satisfaction of obligation” as set forth in Section 9-620 of the UCC.
BANK OF AMERICA, N.A., as Administrative Agent for the Lenders
By:
David Unseth, Esq.
Bryan Cave LLP
211 N. Broadway, Suite 3600
St. Louis, MO 63102
Phone: (314) 259-2000
Its Attorney
Copy to:
VIA CERTIFIED MAIL NO. 7011 3500 0000 3208 0484,
REGULAR U.S. MAIL AND EMAIL: jnelson@cpicorp.com
Texas Portraits, L.P.
1706 Washington Avenue
St. Louis, MO 63103
Attn: Jane Nelson, General Counsel

EXHIBIT A (Description of Sale Collateral)
All “equipment” (as that term is defined in Section 9-102(a)(33) of the UCC) located in the United States and Puerto Rico.
All “fixtures” (as that term is defined in Section 9-102(a)(41) of the UCC) located in the United States and Puerto Rico.
All “general intangibles” (as that term is defined in Section 9-102(a)(42) of the UCC).
All “inventory” (as that term is defined in Section 9-102(a)(48) of the UCC) located in the United States and Puerto Rico.

April 8, 2013
VIA CERTIFIED MAIL NO. 7011 3500 0000 3208 0491, REGULAR U.S. MAIL AND EMAIL: dheins@cpicorp.com
Centrics Technology, Inc.
1706 Washington Avenue
St. Louis, MO 63103
Attn: Dale Heins, Treasurer

NOTICE OF PRIVATE DISPOSITION OF COLLATERAL UNDER SECTION 9-611 OF THE UNIFORM COMMERCIAL CODE
Names of Debtors: CPI Corp.
Consumer Programs Incorporated
CPI Canadian Holdings, Inc.
CPI Images, L.L.C.
CPI International Holdings, Inc.
Texas Portraits L.P.
Centrics Technology, Inc.
Image Source Inc.
Bella Pictures Holdings, LLC
Sandy Realty Holdings, LLC (collectively, the “Debtors”, and each separately, a “Debtor”)
Bank of America, N.A. is the Administrative Agent for the Lenders (collectively, the “Secured Party”) under that certain Credit Agreement dated August 30, 2010 with CPI Corp. (as amended, the “Credit Agreement”). Pursuant to that certain Guaranty and Collateral Agreement dated August 30, 2010 (as amended, the “Security Agreement”), each Debtor granted the Secured Party a security interest in all of its Collateral (as defined in the Security Agreement). The Debtors are in default of their obligations under the Credit Agreement and the Security Agreement.
This notice is being sent to you pursuant to Section 9-611 of the Uniform Commercial Code (the “UCC”). The Secured Party intends to foreclose upon its security interest in the Collateral described on Exhibit A hereto (the “Sale Collateral”) by private sale of the Sale Collateral conducted on or after April 18, 2013 (the “Sale”). The Secured Party reserves the right to sell the Sale Collateral in a single lot or in multiple lots, by way of one or more contracts, and on such terms and conditions as are agreed upon between the Secured Party and any purchaser of the Sale Collateral. The Secured Party reserves the right to add to, withdraw or otherwise modify or amend in any respect whatsoever all or any portion of the Sale Collateral listed in Exhibit A as being subject to the Sale, for any reason whatsoever.
You are entitled to an accounting of the unpaid indebtedness secured by the property that the Secured Party intends to sell. The Secured Party's charge for an accounting shall be in an amount equal to its costs and expenses (including attorney fees) incurred as a result of providing such accounting. You may request an accounting by calling Colin McClary at (312) 904-1296.

Except to the extent that such right is waived, the Debtors, any secondary obligor, or any other secured party or lienholder has the right to redeem the Sale Collateral at any time before the Secured Party has disposed of the Sale Collateral or entered into a contract for its disposition by tendering payment of all indebtedness secured by the Sale Collateral as well as any expenses reasonably incurred by the Secured Party in retaking, holding and preparing the Sale Collateral for disposition, in arranging for the Sale, and, to the extent provided in the Security Agreement and not prohibited by law, the Secured Party's reasonable attorneys' fees and legal expenses. If the proceeds of the Sale are less than the amount owed to Secured Party by the Debtors, the Secured Party will seek to recover such amount from the Debtors and/or any secondary obligators in accordance with applicable law.
By selling and purchasing the Sale Collateral pursuant to the private Sale referenced herein, neither the Secured Party nor any purchaser of the Sale Collateral shall assume any liability or obligation whatsoever regarding any debts, expenses or liabilities of the Debtors or any other person or entity, and all such debts, expenses and liabilities shall not be assumed or deemed to be assumed by the Secured Party or any purchaser. Neither the Secured Party nor any purchaser shall be, or shall be deemed to be, a “successor” of or to any Debtor any other person or entity for any purpose.
The Secured Party reserves all of its rights and remedies, of any and every type or nature whatsoever, against the Debtors and all other persons and entities for any and all deficiencies under any obligations remaining due to the Secured Party after the Sale. The private Sale referenced herein is not intended to be, nor shall it be deemed to be, a “strict foreclosure” or “acceptance of collateral in full or partial satisfaction of obligation” as set forth in Section 9-620 of the UCC.
BANK OF AMERICA, N.A., as Administrative Agent for the Lenders
By:
David Unseth, Esq.
Bryan Cave LLP
211 N. Broadway, Suite 3600
St. Louis, MO 63102
Phone: (314) 259-2000
Its Attorney
Copy to:
VIA CERTIFIED MAIL NO. 7011 3500 0000 3208 0507,
REGULAR U.S. MAIL AND EMAIL: jnelson@cpicorp.com
Centrics Technology, Inc.
1706 Washington Avenue
St. Louis, MO 63103
Attn: Jane Nelson, General Counsel

EXHIBIT A (Description of Sale Collateral)
All “equipment” (as that term is defined in Section 9-102(a)(33) of the UCC) located in the United States and Puerto Rico.
All “fixtures” (as that term is defined in Section 9-102(a)(41) of the UCC) located in the United States and Puerto Rico.
All “general intangibles” (as that term is defined in Section 9-102(a)(42) of the UCC).
All “inventory” (as that term is defined in Section 9-102(a)(48) of the UCC) located in the United States and Puerto Rico.

April 8, 2013
VIA CERTIFIED MAIL NO. 7011 3500 0000 3208 0514,
REGULAR U.S. MAIL AND EMAIL: dheins@cpicorp.com
Image Source Inc.
1706 Washington Avenue
St. Louis, MO 63103
Attn: Dale Heins, Treasurer

NOTICE OF PRIVATE DISPOSITION OF COLLATERAL UNDER SECTION 9-611 OF THE UNIFORM COMMERCIAL CODE
Names of Debtors: CPI Corp.
Consumer Programs Incorporated
CPI Canadian Holdings, Inc.
CPI Images, L.L.C.
CPI International Holdings, Inc.
Texas Portraits L.P.
Centrics Technology, Inc.
Image Source Inc.
Bella Pictures Holdings, LLC
Sandy Realty Holdings, LLC (collectively, the “Debtors”, and each separately, a “Debtor”)
Bank of America, N.A. is the Administrative Agent for the Lenders (collectively, the “Secured Party”) under that certain Credit Agreement dated August 30, 2010 with CPI Corp. (as amended, the “Credit Agreement”). Pursuant to that certain Guaranty and Collateral Agreement dated August 30, 2010 (as amended, the “Security Agreement”), each Debtor granted the Secured Party a security interest in all of its Collateral (as defined in the Security Agreement). The Debtors are in default of their obligations under the Credit Agreement and the Security Agreement.
This notice is being sent to you pursuant to Section 9-611 of the Uniform Commercial Code (the “UCC”). The Secured Party intends to foreclose upon its security interest in the Collateral described on Exhibit A hereto (the “Sale Collateral”) by private sale of the Sale Collateral conducted on or after April 18, 2013 (the “Sale”). The Secured Party reserves the right to sell the Sale Collateral in a single lot or in multiple lots, by way of one or more contracts, and on such terms and conditions as are agreed upon between the Secured Party and any purchaser of the Sale Collateral. The Secured Party reserves the right to add to, withdraw or otherwise modify or amend in any respect whatsoever all or any portion of the Sale Collateral listed in Exhibit A as being subject to the Sale, for any reason whatsoever.
You are entitled to an accounting of the unpaid indebtedness secured by the property that the Secured Party intends to sell. The Secured Party's charge for an accounting shall be in an amount equal to its costs and expenses (including attorney fees) incurred as a result of providing such accounting. You may request an accounting by calling Colin McClary at (312) 904-1296.

Except to the extent that such right is waived, the Debtors, any secondary obligor, or any other secured party or lienholder has the right to redeem the Sale Collateral at any time before the Secured Party has disposed of the Sale Collateral or entered into a contract for its disposition by tendering payment of all indebtedness secured by the Sale Collateral as well as any expenses reasonably incurred by the Secured Party in retaking, holding and preparing the Sale Collateral for disposition, in arranging for the Sale, and, to the extent provided in the Security Agreement and not prohibited by law, the Secured Party's reasonable attorneys' fees and legal expenses. If the proceeds of the Sale are less than the amount owed to Secured Party by the Debtors, the Secured Party will seek to recover such amount from the Debtors and/or any secondary obligators in accordance with applicable law.
By selling and purchasing the Sale Collateral pursuant to the private Sale referenced herein, neither the Secured Party nor any purchaser of the Sale Collateral shall assume any liability or obligation whatsoever regarding any debts, expenses or liabilities of the Debtors or any other person or entity, and all such debts, expenses and liabilities shall not be assumed or deemed to be assumed by the Secured Party or any purchaser. Neither the Secured Party nor any purchaser shall be, or shall be deemed to be, a “successor” of or to any Debtor any other person or entity for any purpose.
The Secured Party reserves all of its rights and remedies, of any and every type or nature whatsoever, against the Debtors and all other persons and entities for any and all deficiencies under any obligations remaining due to the Secured Party after the Sale. The private Sale referenced herein is not intended to be, nor shall it be deemed to be, a “strict foreclosure” or “acceptance of collateral in full or partial satisfaction of obligation” as set forth in Section 9-620 of the UCC.
BANK OF AMERICA, N.A., as Administrative Agent for the Lenders
By:
David Unseth, Esq.
Bryan Cave LLP
211 N. Broadway, Suite 3600
St. Louis, MO 63102
Phone: (314) 259-2000
Its Attorney
Copy to:
VIA CERTIFIED MAIL NO. 7011 3500 0000 3208 0521, REGULAR U.S. MAIL AND EMAIL: jnelson@cpicorp.com
Image Source Inc.
1706 Washington Avenue
St. Louis, MO 63103
Attn: Jane Nelson, General Counsel

EXHIBIT A (Description of Sale Collateral)
All “equipment” (as that term is defined in Section 9-102(a)(33) of the UCC) located in the United States and Puerto Rico.
All “fixtures” (as that term is defined in Section 9-102(a)(41) of the UCC) located in the United States and Puerto Rico.
All “general intangibles” (as that term is defined in Section 9-102(a)(42) of the UCC).
All “inventory” (as that term is defined in Section 9-102(a)(48) of the UCC) located in the United States and Puerto Rico.

April 8, 2013
VIA CERTIFIED MAIL NO. 7011 3500 0000 3208 0538,
REGULAR U.S. MAIL AND EMAIL: dheins@cpicorp.com
Bella Pictures Holdings, LLC
1706 Washington Avenue
St. Louis, MO 63103
Attn: Dale Heins, Treasurer

NOTICE OF PRIVATE DISPOSITION OF COLLATERAL UNDER SECTION 9-611 OF THE UNIFORM COMMERCIAL CODE
Names of Debtors: CPI Corp.
Consumer Programs Incorporated
CPI Canadian Holdings, Inc.
CPI Images, L.L.C.
CPI International Holdings, Inc.
Texas Portraits L.P.
Centrics Technology, Inc.
Image Source Inc.
Bella Pictures Holdings, LLC
Sandy Realty Holdings, LLC (collectively, the “Debtors”, and each separately, a “Debtor”)
Bank of America, N.A. is the Administrative Agent for the Lenders (collectively, the “Secured Party”) under that certain Credit Agreement dated August 30, 2010 with CPI Corp. (as amended, the “Credit Agreement”). Pursuant to that certain Guaranty and Collateral Agreement dated August 30, 2010 (as amended, the “Security Agreement”), each Debtor granted the Secured Party a security interest in all of its Collateral (as defined in the Security Agreement). The Debtors are in default of their obligations under the Credit Agreement and the Security Agreement.
This notice is being sent to you pursuant to Section 9-611 of the Uniform Commercial Code (the “UCC”). The Secured Party intends to foreclose upon its security interest in the Collateral described on Exhibit A hereto (the “Sale Collateral”) by private sale of the Sale Collateral conducted on or after April 18, 2013 (the “Sale”). The Secured Party reserves the right to sell the Sale Collateral in a single lot or in multiple lots, by way of one or more contracts, and on such terms and conditions as are agreed upon between the Secured Party and any purchaser of the Sale Collateral. The Secured Party reserves the right to add to, withdraw or otherwise modify or amend in any respect whatsoever all or any portion of the Sale Collateral listed in Exhibit A as being subject to the Sale, for any reason whatsoever.
You are entitled to an accounting of the unpaid indebtedness secured by the property that the Secured Party intends to sell. The Secured Party's charge for an accounting shall be in an amount equal to its costs and expenses (including attorney fees) incurred as a result of providing such accounting. You may request an accounting by calling Colin McClary at (312) 904-1296.

Except to the extent that such right is waived, the Debtors, any secondary obligor, or any other secured party or lienholder has the right to redeem the Sale Collateral at any time before the Secured Party has disposed of the Sale Collateral or entered into a contract for its disposition by tendering payment of all indebtedness secured by the Sale Collateral as well as any expenses reasonably incurred by the Secured Party in retaking, holding and preparing the Sale Collateral for disposition, in arranging for the Sale, and, to the extent provided in the Security Agreement and not prohibited by law, the Secured Party's reasonable attorneys' fees and legal expenses. If the proceeds of the Sale are less than the amount owed to Secured Party by the Debtors, the Secured Party will seek to recover such amount from the Debtors and/or any secondary obligators in accordance with applicable law.
By selling and purchasing the Sale Collateral pursuant to the private Sale referenced herein, neither the Secured Party nor any purchaser of the Sale Collateral shall assume any liability or obligation whatsoever regarding any debts, expenses or liabilities of the Debtors or any other person or entity, and all such debts, expenses and liabilities shall not be assumed or deemed to be assumed by the Secured Party or any purchaser. Neither the Secured Party nor any purchaser shall be, or shall be deemed to be, a “successor” of or to any Debtor any other person or entity for any purpose.
The Secured Party reserves all of its rights and remedies, of any and every type or nature whatsoever, against the Debtors and all other persons and entities for any and all deficiencies under any obligations remaining due to the Secured Party after the Sale. The private Sale referenced herein is not intended to be, nor shall it be deemed to be, a “strict foreclosure” or “acceptance of collateral in full or partial satisfaction of obligation” as set forth in Section 9-620 of the UCC.
BANK OF AMERICA, N.A., as Administrative Agent for the Lenders
By:
David Unseth, Esq.
Bryan Cave LLP
211 N. Broadway, Suite 3600
St. Louis, MO 63102
Phone: (314) 259-2000
Its Attorney
Copy to:
VIA CERTIFIED MAIL NO. 7011 3500 0000 3208 0545,
REGULAR U.S. MAIL AND EMAIL: jnelson@cpicorp.com
Bella Pictures Holdings, LLC
1706 Washington Avenue
St. Louis, MO 63103
Attn: Jane Nelson, General Counsel

EXHIBIT A (Description of Sale Collateral)
All “equipment” (as that term is defined in Section 9-102(a)(33) of the UCC) located in the United States and Puerto Rico.
All “fixtures” (as that term is defined in Section 9-102(a)(41) of the UCC) located in the United States and Puerto Rico.
All “general intangibles” (as that term is defined in Section 9-102(a)(42) of the UCC).
All “inventory” (as that term is defined in Section 9-102(a)(48) of the UCC) located in the United States and Puerto Rico.

April 8, 2013
VIA CERTIFIED MAIL NO. 7011 3500 0000 3208 0552,
REGULAR U.S. MAIL AND EMAIL: dheins@cpicorp.com
Sandy Realty Holdings, LLC
1706 Washington Avenue
St. Louis, MO 63103
Attn: Dale Heins, Treasurer

NOTICE OF PRIVATE DISPOSITION OF COLLATERAL UNDER SECTION 9-611 OF THE UNIFORM COMMERCIAL CODE
Names of Debtors: CPI Corp.
Consumer Programs Incorporated
CPI Canadian Holdings, Inc.
CPI Images, L.L.C.
CPI International Holdings, Inc.
Texas Portraits L.P.
Centrics Technology, Inc.
Image Source Inc.
Bella Pictures Holdings, LLC
Sandy Realty Holdings, LLC (collectively, the “Debtors”, and each separately, a “Debtor”)
Bank of America, N.A. is the Administrative Agent for the Lenders (collectively, the “Secured Party”) under that certain Credit Agreement dated August 30, 2010 with CPI Corp. (as amended, the “Credit Agreement”). Pursuant to that certain Guaranty and Collateral Agreement dated August 30, 2010 (as amended, the “Security Agreement”), each Debtor granted the Secured Party a security interest in all of its Collateral (as defined in the Security Agreement). The Debtors are in default of their obligations under the Credit Agreement and the Security Agreement.
This notice is being sent to you pursuant to Section 9-611 of the Uniform Commercial Code (the “UCC”). The Secured Party intends to foreclose upon its security interest in the Collateral described on Exhibit A hereto (the “Sale Collateral”) by private sale of the Sale Collateral conducted on or after April 18, 2013 (the “Sale”). The Secured Party reserves the right to sell the Sale Collateral in a single lot or in multiple lots, by way of one or more contracts, and on such terms and conditions as are agreed upon between the Secured Party and any purchaser of the Sale Collateral. The Secured Party reserves the right to add to, withdraw or otherwise modify or amend in any respect whatsoever all or any portion of the Sale Collateral listed in Exhibit A as being subject to the Sale, for any reason whatsoever.
You are entitled to an accounting of the unpaid indebtedness secured by the property that the Secured Party intends to sell. The Secured Party's charge for an accounting shall be in an amount equal to its costs and expenses (including attorney fees) incurred as a result of providing such accounting. You may request an accounting by calling Colin McClary at (312) 904-1296.

Except to the extent that such right is waived, the Debtors, any secondary obligor, or any other secured party or lienholder has the right to redeem the Sale Collateral at any time before the Secured Party has disposed of the Sale Collateral or entered into a contract for its disposition by tendering payment of all indebtedness secured by the Sale Collateral as well as any expenses reasonably incurred by the Secured Party in retaking, holding and preparing the Sale Collateral for disposition, in arranging for the Sale, and, to the extent provided in the Security Agreement and not prohibited by law, the Secured Party's reasonable attorneys' fees and legal expenses. If the proceeds of the Sale are less than the amount owed to Secured Party by the Debtors, the Secured Party will seek to recover such amount from the Debtors and/or any secondary obligators in accordance with applicable law.
By selling and purchasing the Sale Collateral pursuant to the private Sale referenced herein, neither the Secured Party nor any purchaser of the Sale Collateral shall assume any liability or obligation whatsoever regarding any debts, expenses or liabilities of the Debtors or any other person or entity, and all such debts, expenses and liabilities shall not be assumed or deemed to be assumed by the Secured Party or any purchaser. Neither the Secured Party nor any purchaser shall be, or shall be deemed to be, a “successor” of or to any Debtor any other person or entity for any purpose.
The Secured Party reserves all of its rights and remedies, of any and every type or nature whatsoever, against the Debtors and all other persons and entities for any and all deficiencies under any obligations remaining due to the Secured Party after the Sale. The private Sale referenced herein is not intended to be, nor shall it be deemed to be, a “strict foreclosure” or “acceptance of collateral in full or partial satisfaction of obligation” as set forth in Section 9-620 of the UCC.
BANK OF AMERICA, N.A., as Administrative Agent for the Lenders
By:
David Unseth, Esq.
Bryan Cave LLP
211 N. Broadway, Suite 3600
St. Louis, MO 63102
Phone: (314) 259-2000
Its Attorney
Copy to:
VIA CERTIFIED MAIL NO. 7011 3500 0000 3208 0569,
REGULAR U.S. MAIL AND EMAIL: jnelson@cpicorp.com
Sandy Realty Holdings, LLC
1706 Washington Avenue
St. Louis, MO 63103
Attn: Jane Nelson, General Counsel

EXHIBIT A (Description of Sale Collateral)
All “equipment” (as that term is defined in Section 9-102(a)(33) of the UCC) located in the United States and Puerto Rico.
All “fixtures” (as that term is defined in Section 9-102(a)(41) of the UCC) located in the United States and Puerto Rico.
All “general intangibles” (as that term is defined in Section 9-102(a)(42) of the UCC).
All “inventory” (as that term is defined in Section 9-102(a)(48) of the UCC) located in the United States and Puerto Rico.